Exhibit 99.1

FOR IMMEDIATE DISTRIBUTION

MONMOUTH REAL ESTATE INVESTMENT CORPORATION CONFIRMS RECEIPT
OF REVISED, UNSOLICITED ACQUISITION PROPOSAL

No Action Needs to Be Taken by Monmouth Shareholders at This Time

HOLMDEL, N.J., August 19, 2021 – Monmouth Real Estate Investment Corporation (NYSE: MNR), or Monmouth, today confirmed that it has received a revised, unsolicited acquisition proposal from Starwood Capital Group (“Starwood”).

Under the terms of Starwood’s revised proposal, its affiliate Starwood Real Estate Income Trust, Inc. would acquire 100% of the outstanding equity of Monmouth for net cash consideration of approximately $19.20 per share of Monmouth common stock. This reflects a stated per share purchase price of $19.93 per share, reduced by the termination fee that would be payable by Monmouth to Equity Commonwealth (NYSE: EQC), or EQC, of approximately $72 million, or $0.73 per share, if Monmouth terminates the amended merger agreement it previously entered into with EQC in accordance with its terms to accept the new Starwood proposal.

On August 16, 2021, Monmouth and EQC announced that they had entered into an amendment to their previously announced definitive merger agreement pursuant to which EQC has agreed to acquire Monmouth for $19.00 per share, based on EQC’s closing price of $26.65 per share on August 13, 2021, in a combination of cash and stock at the election of Monmouth shareholders. The EQC transaction is valued at approximately $3.4 billion, including the assumption of $857 million of mortgage debt and the repayment of the $550 million of Monmouth’s 6.125% Series C Redeemable Preferred Stock and Monmouth’s outstanding line of credit and term loan.

Consistent with its fiduciary duties and in consultation with its financial and legal advisors, Monmouth’s Board of Directors is evaluating Starwood’s revised, unsolicited proposal and has not made any determination as to what action to take in response at this time. Monmouth’s Board of Directors intends to respond to the proposal in due course and remains committed to acting in the best interests of the Company and its shareholders.

J.P. Morgan Securities LLC and CS Capital Advisors, LLC are acting as financial advisors and Stroock & Stroock & Lavan LLP is serving as legal advisor to Monmouth.

About Monmouth
Monmouth Real Estate Investment Corporation, founded in 1968, is one of the oldest public equity REITs in the world. The Company specializes in single tenant, net-leased industrial properties, subject to long-term leases, primarily to investment grade tenants. Monmouth Real Estate Investment Corporation is a fully integrated and self-managed real estate company, whose property portfolio consists of 121 properties containing a total of approximately 24.7 million rentable square feet, geographically diversified across 32 states. The Company’s occupancy rate as of this date is 99.7%.

Forward-Looking Statements
Some of the statements contained in this press release constitute forward-looking statements within the meaning of the federal securities laws, including, but not limited to, statements regarding the merger with EQC. Any forward-looking statements contained in this press release are intended to be made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward looking statements by discussions of strategy, plans or intentions. Any forward-looking statements contained in this press release reflect Monmouth’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward looking statement. For a further discussion of other factors that could cause Monmouth’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in Monmouth’s most recent Annual Report on Form 10-K and in its Quarterly Reports on Form 10-Q. While forward-looking statements reflect Monmouth’s good faith beliefs, they are not guarantees of future performance. Monmouth disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Participants in the Solicitation
Monmouth and certain of its directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies from Monmouth’s stockholders in connection with the proposed merger with EQC under the rules of the SEC. Investors may obtain information regarding the names, affiliations and interests of directors and executive officers of Monmouth in Monmouth’s Annual Report on Form 10-K for Monmouth’s fiscal year ended September 30, 2020, which was filed with the SEC on November 23, 2020, as well as in Monmouth’s other filings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant proxy materials filed with the SEC in respect of the proposed merger.

No Offer or Solicitation
This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It
In connection with the proposed merger between Monmouth and EQC, EQC has filed a registration statement on Form S-4 with the SEC, which became effective on July 23, 2021, to register the common shares of beneficial interest of EQC to be issued pursuant to the merger. The registration statement includes a joint proxy statement/prospectus which has been filed by EQC and Monmouth with the SEC and has been sent to the common shareholders of EQC seeking their approval of the share issuance and to the common shareholders of Monmouth seeking their approval of the merger (the “joint proxy statement/prospectus”). EQC and Monmouth have also filed with the SEC and sent to their respective common shareholders an amendment to the joint proxy statement/prospectus describing the amended terms of the merger. EQC and Monmouth may also file other documents regarding the proposed merger and share issuance with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, MONMOUTH SHAREHOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS AND AMENDMENT THERETO, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY OTHER AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MONMOUTH, EQC AND THE PROPOSED MERGER. Shareholders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus and other documents filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC will also be available free of charge from Monmouth on Monmouth’s website at www.mreic.reit.

Contacts:

Investors
Becky Coleridge
(732) 577-9996
mreic@mreic.com

Media
Andrew Siegel / Amy Feng / Kara Brickman
Joele Frank
(212) 355-4449